[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.3

COMMERCIAL SUPPLY AGREEMENT

This COMMERCIAL SUPPLY AGREEMENT is entered into as of the 15th day of December, 2016 (the “Effective Date”), by and between Corden Pharma Colorado, Inc., having a principal place of business at 2075 55th Street, Boulder, CO 80301 USA (“Supplier”), and TESARO Bio GmbH, having a principal place of business at Poststrasse 6, 6300 Zug, Switzerland (together with its Affiliates, “TESARO”). Each of Supplier and TESARO may be referred to in this Agreement, individually, as a “Party” and, collectively, as the “Parties”.

Background

A.TESARO is a biopharmaceutical company developing and commercializing a product known as niraparib.

B.Supplier is a contract manufacturer with the capabilities and facilities necessary to be able to provide process commercial manufacturing services with respect to pharmaceutical products.

C.TESARO desires to engage Supplier to manufacture a commercial supply of niraparib API in the quantities from time to time ordered by TESARO, and Supplier is willing to perform such services for TESARO, in each case subject to the terms and conditions set forth in this Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the Parties agree as follows:

SECTION 1.	DEFINITIONS. As used in this Agreement, the following words and phrases will have the following meanings, whether used in the singular or plural:
1.1 “AAA” has the meaning set forth in Section 15.3(a).

1.2 “Affiliate” as to a Party, means any entity which, directly or indirectly, controls, is controlled by, or is under common control with such Party.  For the purposes of this definition, “control” refers to any of the following: (a) direct or indirect ownership of fifty percent (50%) or more of the voting securities entitled to vote for the election of directors in the case of a corporation, or of fifty percent (50%) or more of the equity interest with the power to direct management in the case of any other type of legal entity; or (b) any other arrangement where an entity possesses, directly or indirectly, the power to direct the management or policies of another entity, whether through ownership of voting securities, by contract or otherwise.

1.3 “Agreement” means this Commercial Supply Agreement, together with all Appendices attached hereto and accepted Purchase Orders (as amended by the applicable Change Order), as amended from time to time by the Parties in accordance with Sections 7.2 and 16.4.

1.4 “Applicable Laws” means all laws, statutes, regulations, rules and guidances applicable to (a) activities performed under this Agreement in the jurisdiction where they are performed, other than activities described in clauses (b) and (c) of this paragraph, (b) Manufacturing in the jurisdiction of Manufacture, and (c) the supply, use, marketing or sale of Product in any jurisdiction where such Product is to be supplied, used, marketed or sold, including laws, statutes, regulations, rules and guidance related to Manufacture of Product that apply by reason of the supply, use, marketing or sale of Product in such jurisdiction; provided, that notwithstanding anything to the contrary in this Agreement, with regard to the supply, use, marketing or sale of Product, Product Manufactured by Supplier will only be required to comply with the Applicable Laws, regulations, guidelines, and directives, including cGMP, of (i) the FDA, the EMA, and PMDA, and (ii) such other comparable Regulatory Authority (ies) in the Territory as the Parties agree in writing, such agreement not to be unreasonably withheld, conditioned or delayed.

1.5  “Certificate of Analysis” as to any batch of Product, means a certificate attesting to the results of testing of such batch of Product against the criteria specified in relevant Product Specifications, and including test methods, specification parameters and the pass/fail criteria, used to show that a particular batch of such Product meets Product Specifications, and a statement attesting that a particular batch of a Product was Manufactured in accordance with cGMP and the Product Specifications.

1.6 “cGMP” means current good manufacturing practices applicable to the Manufacture of Product as follows: (a) current good manufacturing practices promulgated by the FDA, as specified in the United States Code of Federal Regulations and FDA’s guidance documents, as such practices govern the Manufacture of Product intended for use in the United States; (b)  current good manufacturing practices as defined in the Q7A Guidance on Good Manufacturing Practices of the International Conference on Harmonization of Technical Requirements of Pharmaceuticals for Human Use (ICHQ7A) and other ICH guidelines applicable to the Manufacture of the drug substance; (c) current good manufacturing practices or equivalent standards promulgated by Regulatory Authorities of Japan; and (d) current good manufacturing practices or equivalent standards promulgated by such other countries of the Territory in which Product is intended to be supplied, used, marketed or sold and which other countries are agreed to in writing between the Parties, such agreement not to be unreasonably withheld, conditioned or delayed.

1.7 “Change Order” means a written instrument executed by both Parties setting forth a Proposed Change in reasonable detail.
1.8 “Claims” has the meaning set forth in Section 12.1.
1.9 “Committee” has the meaning set forth in Section 2.4(a).

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.10 “Component Specifications” means the specifications for Components including, but not limited to, written release specifications and testing instructions, as specified in the Product Specifications or as otherwise mutually agreed upon in writing by the Parties.

1.11 “Components” means any key starting materials and other raw materials and ingredients used in the Manufacture of a Product, including TESARO-Supplied Components.

1.12 “Confidential Information” as to TESARO means (a) any information of a confidential or proprietary nature, including, but not limited to, scientific, technical, trade and business information, provided by or on behalf of TESARO to Supplier under this Agreement; (b) the TESARO Materials; and (c) TESARO’s plans and timelines related to Product, in each case, whether or not labeled or identified as confidential.  “Confidential Information” as to Supplier means (i) any information of a confidential or proprietary nature, including, but not limited to, any scientific, technical, trade and business information, provided by or on behalf of Supplier to TESARO or any of its Affiliates under this Agreement, but not including TESARO Materials, and (ii) the Supplier Materials, in each of (i) and (ii) whether or not labeled or identified as confidential.

1.13 “Debarred Individual or Debarred Entity” has the meaning set forth in Section 11.3(c).
1.14 “Deficiency Notice” has the meaning set forth in Section 5.3(a).
1.15 “Deliverables” means the physical deliverables under this Agreement, including shipments of the Product.
1.16 “Disclosing Party” has the meaning set forth in Section 9.1.
1.17 “Dispute” has the meaning set forth in Section 15.2.
1.18 “Effective Date” has the meaning set forth in the Preamble.
1.19 “EMA” means the European Medicines Agency, or any successor entity thereto.
1.20 “Executive Officers” has the meaning set forth in Section 15.2.

1.21 “Facilities” means the Supplier facility used in the conduct of the Manufacturing Services, as specified in Exhibit A and any other Supplier facility approved in writing by TESARO prior to use in the performance of the Manufacturing Services.

1.22 “FDA” means the United States Food and Drug Administration, or any successor entity thereto.
1.23 “Firm Order” has the meaning set forth in Section 4.1.
1.24 “Force Majeure Event” has meaning set forth in Section 16.2.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.25 “Improvements” means all discoveries, inventions, designs, improvements, enhancements, ideas, concepts, techniques, know-how, writings, software, documentation or other works of authorship, whether or not copyrightable or patentable.

1.26 “Independent Expert” has the meaning set forth in Section 5.3(c).
1.27 “Inspection Period” has the meaning set forth in Section 5.3(a).

1.28 “Intellectual Property Rights” means intellectual property rights, including, without limitation, patents, copyrights, trademarks, applications, service marks, trade names, applications for any of the foregoing, firmware, trade secrets, mask works, industrial design rights, rights of priority, know-how, concepts, processes, data rights, design flows, methodologies, and any and all other legal rights protecting proprietary intangible property.

1.29 “Liability” has the meaning set forth in Section 12.1.

1.30 “Manufacture”, “Manufacturing” or “Manufactured” will mean all steps, processes and activities of Supplier to produce Product (or any step, process or activity therein), including the manufacture, production, Component sourcing, other than TESARO-Supplied Components, and testing as applicable, packaging, labeling, warehousing, quality control testing (including in-process, release and stability testing, when applicable), release, preparation for shipping and storing of any Product, either as part of the Manufacturing Services.

1.31 “Manufacturing Services” means the Manufacture by Supplier of commercial batches of Product ordered by TESARO.

1.32 “Materials” means documentation, information, biological, chemical or other materials (whether raw materials, packaging materials, or otherwise), equipment, formulations, processes, methods, data, specifications, reports, work product or any other information.

1.33 “Nonconforming Product” means any Product supplied to TESARO by Supplier under this Agreement that does not conform with the Product Requirements at the time that such Product is delivered to TESARO.  Each Nonconforming Product shall be regarded as having a “Nonconformity”.

1.34 “Party” and “Parties” each have the meaning set forth in the Preamble.
1.35 “PC” has the meaning set forth in Section 2.4(a).
1.36 “PMDA” means the Pharmaceuticals and Medical Device Agency in Japan, or any successor entity thereto.
1.37 “Product” means the product described in Exhibit B, as amended from time to time by mutual written agreement of the Parties.
1.38 “Product Requirements” has the meaning set forth in Section 7.1.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.39 “Product Specifications” means, as to a Product, the written release specifications, as attached hereto as Exhibit C, and as amended from time to time by mutual agreement of the Parties in accordance with Section 7.2.

1.40 “Proposed Change” has the meaning set forth in Section 7.2(a).
1.41 “Proposing Party” has the meaning set forth in Section 7.2(a).
1.42 “Purchase Order” has the meaning set forth in Section 4.2(a).
1.43 “Quality Agreement” has the meaning set forth in Section 5.2.

1.44 “Recall” means any action (a) by TESARO to recover title to or possession of quantities of the Product sold or shipped to Third Parties (including, without limitation, the voluntary withdrawal of the Product from the market), or (b) by any Regulatory Authorities to seize or destroy the Product.  A Recall shall also include any action by either Party to refrain from selling or shipping quantities of the Product to Third Parties which would be subject to a Recall if sold or shipped.

1.45 “Receiving Party” has the meaning set forth in Section 9.1.
1.46 “Records” has the meaning set forth in Section 7.12.

1.47 “Regulatory Authority” means the FDA, the EMA the PMDA or any other governmental or regulatory body, agency authority or entity which regulates, directs or controls the manufacture, clinical testing, commercialization or use of pharmaceutical products in, or with respect to, the country of manufacture or sale within the Territory which are agreed to in writing between the Parties, such agreement not to be unreasonably withheld, conditioned or delayed.

1.48 “Regulatory Filings” means the governmental filings required to obtain approval to conduct clinical trials of a Product, or to market and sell a Product in a given country within the Territory, including, but not limited to, Product registrations and Product marketing approvals, as applicable, in each such country.

1.49 “Required Change” has the meaning set forth in Section 7.2(b).
1.50 “Retention Period” has the meaning set forth in Section 7.12.
1.51 “Rolling Forecast” has the meaning set forth in Section 4.1.
1.52 “Supplier” has the meaning set forth in the Preamble.
1.53 “Supplier Indemnified Parties” has the meaning set forth in Section 12.1.
1.54 “Supplier Materials” means (a) Confidential Information of Supplier, (b) Materials developed, created, or acquired by or on behalf of Supplier (i) prior to the Effective

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Date, or (ii) independent of this Agreement and without reliance upon or access to Confidential Information of TESARO, (c) Materials generated, conceived, developed, created, invented, made or reduced to practice by Supplier in the course of the Manufacturing Services that are related to the Manufacture of products generally and are not specific to the Product, and (d) Improvements to any of the foregoing, in each case, whether or not labeled or identified as confidential, including in each case any Intellectual Property Rights associated with the foregoing.

1.55 “Supplier Personnel” has the meaning set forth in Section 13.2.
1.56 “Supplier-Responsible Recall” has the meaning set forth in Section 5.6(c).
1.57 “Supply Price” shall have the meaning set forth in Section 6.1.
1.58 “Term” has the meaning set forth in Section 10.1.
1.59 “Territory” means any country worldwide.
1.60 “TESARO” has the meaning set forth in the Preamble.
1.61 “TESARO Indemnified Parties” has the meaning set forth in Section 12.2.

1.62 “TESARO Materials” means (a) Confidential Information of TESARO, (b) Materials developed, created, or acquired by or on behalf of TESARO (i) prior to the Effective Date, or (ii) independent of this Agreement and without reliance upon or access to Confidential Information of Supplier, including without limitation the TESARO-Supplied Components hereunder, (c) Materials generated, conceived, developed, created, invented, made or reduced to practice by Supplier in the course of the Manufacturing Services that is specific to Product and not related to Manufacture of other product, and (d) Improvements to any of the foregoing, in each case, including in each case any Intellectual Property Rights associated with the foregoing.

1.63 “TESARO-Supplied Components” means the specific raw materials, ingredients, and other materials to be provided by TESARO, as listed in Exhibit D or the applicable Purchase Order, as updated by TESARO in writing, from time to time.

1.64 “Third Party” or “Third Parties” means any person or entity, as applicable, other than TESARO or Supplier or any of their respective Affiliates.
SECTION 2.	MANUFACTURING SERVICES.

2.1 Manufacture and Sale of Product.  During the Term, TESARO will purchase from Supplier, and Supplier shall manufacture and supply to TESARO, Product for TESARO’s use in the commercial manufacture of TESARO’s product niraparib in accordance with the terms of this Agreement.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.2 Components.   Except as set forth in Section 3.1, Supplier will purchase, at its own cost, all Components and equipment used in Manufacturing Services, which cost shall be included in the Supply Price.  All such Components will conform to the applicable Component Specifications.  The Components identified in Exhibit E will be supplied by TESARO-approved suppliers.

2.3 Capacity; Inventory.  Supplier shall maintain capacity adequate to fulfill up to [***] percent ([***]%) of TESARO requirements for Product as set forth in the binding period of each Rolling Forecast.  Additionally, during the Term, Supplier shall purchase and maintain at its expense an adequate amount of safety stock, but not less than three (3) months’ worth of safety stock based on the latest Rolling Forecast, of all Components. In the event that any safety stock becomes unusable because it is expired, is too old to be usable, or has become obsolete, TESARO shall reimburse Supplier for the cost of all such safety stock. Supplier shall provide written notice to TESARO as soon as practicable of any event that would reasonably be expected to materially and adversely affect Supplier’s capacity to supply the Product to TESARO hereunder.

2.4 Governance Committee.

(a) Composition.  Within 30 days of execution of the Agreement, the Parties will form a Governance Committee (the “Committee”).  The Committee will consist of up to three (3) representatives from each Party, including the primary contact (“PC”) and quality representative from each Party, in each case listed in subsection (d) below. The Committee will provide a forum for routine communication and discussion of Agreement deliverables and responsibilities.

(b) Meetings.  During the Term, the Committee will schedule and hold routine meetings, at defined intervals acceptable to the Committee, but no less frequently then quarterly, with a minimum of two (2) face-to-face meetings annually alternately at the Parties’ facilities or at such locations as the Parties may otherwise agree. The PCs at each Party will develop agendas as well as supporting material requirements, define required participation and generate meeting notes for distribution. Each Party will bear all expenses of its representatives relative to their participation both on the Committee and in the meetings of the Committee. Nothing prevents the Parties or the Committee or its respective members from meeting on an ad hoc basis, as required.

(c) Responsibilities. The Committee shall undertake the following responsibilities:
(i) review the most current Rolling Forecast and Firm Orders to ensure alignment on Agreement deliverables;
(ii) review current status of all applicable critical inventories, including packaging materials, Products and packaged Products, and any other items deemed appropriate by the Committee;

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iii) act as a forum for discussion of operational, technical, and quality issues, and any and all other relationship-driven issues, as required;

(iv) advise the Parties regarding activities involved in day-to-day, tactical operations, involving additional subject matter experts from each Party as required to address specific activities and decisions; and

(v) recommend creation and resourcing of sub-teams as required to address specific issues.

(d) Committee Designation Contact List.  The individual members of the Committee are set forth below.  Each Party may change any of its representatives to the Committee upon prior written notice to the other Party.

	Supplier	TESARO
Primary Contact	[***]	[***]
Quality Representative	[***]	[***]
Technical Representative	[***]	[***]

SECTION 3.	TESARO RESPONSIBILITIES.

3.1 TESARO-Supplied Components.  Except as expressly set forth in this Agreement or as otherwise agreed upon by the Parties, TESARO will be responsible for sourcing and providing to Supplier all TESARO-Supplied Components, at TESARO’s own cost, for all Manufacturing Services.  Notwithstanding anything in this Agreement to the contrary, Supplier will not be in breach of its obligation to supply Product or perform the Manufacturing Services by the agreed to delivery date if the delivery or performance delay is the result of TESARO’s failure to meet its material obligations in accordance with the terms of this Agreement. TESARO acknowledges that such failure is reasonably likely to cause a delay in the performance of Supplier’s obligations hereunder and delivery of the Product.  TESARO will promptly advise Supplier in writing of any delays in the delivery of TESARO-Supplied Components.  Supplier will promptly advise TESARO in writing of any TESARO-Supplied Components that are lost or damaged.

3.2 TESARO Personnel.  TESARO shall provide Supplier with reasonable access to knowledgeable TESARO personnel for consultation regarding Confidential Information of TESARO, TESARO-Supplied Components and the Manufacturing Services.

3.3 Notice of Hazardous Materials.  Prior to Supplier commencing the Manufacturing Services, TESARO shall inform Supplier of all material characteristics, including all health, environmental and safety characteristics, of the TESARO-Supplied Components to the extent known by TESARO, and when appropriate, provide Supplier with a Material Safety Data Sheet

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

on TESARO-Supplied Components and Product.  TESARO shall promptly notify Supplier of any new hazards or potential new hazards to the environment or the health and safety of Supplier Personnel relating to the TESARO-Supplied Components or Product of which TESARO becomes aware.

3.4 Applicable Law.  TESARO shall (a) comply, in all material respects, with all Applicable Laws applicable to its operations and the use or sale of the Product and the finished formulated product containing the Product, (b)  be responsible for obtaining and maintaining any establishment licenses or permits required by the FDA or other Regulatory Authorities or by Applicable Law that pertains to the handling, storage, and distribution of the Product after TESARO has obtained title to the Product.

SECTION 4.	ORDERS AND FORECASTS.

4.1 Forecasts.  Within ten (10) business days of the Effective Date, and prior to the beginning of each calendar quarter during the Term, TESARO shall submit to Supplier a good faith eighteen (18) month rolling forecast of the quantities of Product TESARO expects to order (the “Rolling Forecast”).  The [***] ([***]) months of the Rolling Forecast shall be binding upon TESARO (the “Firm Order”).  Months [***] ([***]) shall be binding to [***] percent ([***]%) of the Rolling Forecast.  The binding portion of the Rolling Forecast may only be changed by the mutual agreement of the Parties.

4.2 Purchase Orders.

(a) All purchases shall be pursuant to purchase orders (each, a “Purchase Order”) submitted by TESARO to Supplier.  Each Purchase Order shall specify (i) the order number, (ii) the quantity of the Product ordered, (iii) the requested delivery date, which shall be no fewer than ninety (90) days after the submission of the Purchase Order, (iv) the delivery address, (v) requested delivery dates for all Products set forth in the Firm Order for which a Purchase Order has not previously been submitted, and (vi) any other Manufacturing Services to be provided in connection with the Manufacture of Product.  All Purchase Orders shall be deemed accepted by Supplier upon receipt; provided, that Supplier may reject any portion of a Purchase Order that exceeds [***] percent ([***]%) of the projections set forth in the most recent Rolling Forecast if Supplier provides to TESARO written notice of such rejection within ten (10) days of the date of the applicable Purchase Order.   Once accepted, a Purchase Order becomes part of this Agreement and no changes may be made without mutual written agreement of Supplier and TESARO.  This Agreement sets forth the exclusive contract terms between the Parties with respect to, and shall apply to, all orders for the Product.  Any terms in a Purchase Order, sales order, invoice or other notice submitted by either Party to the other Party that are different from or additional to the provisions hereof shall be null and void notwithstanding Supplier’s delivery of, and TESARO’s acceptance of, the Product under any Purchase Order, sales order, invoice or other notice containing such terms.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.3 Supply of TESARO-Supplied Components.  TESARO shall supply Supplier, at TESARO’s expense, with sufficient quantities of TESARO-Supplied Components for Supplier’s use in performing the Manufacturing Services.  Supplier will give TESARO a monthly inventory report of the TESARO-Supplied Components held by Supplier.  The TESARO-Supplied Components will be held by Supplier on behalf of TESARO.  Title to the TESARO-Supplied Components will at all times remain the property of TESARO.  Supplier shall store the TESARO-Supplied Components in accordance with TESARO’s instructions and shall only use the TESARO-Supplied Components to perform the Manufacturing Services.  Upon expiration or termination of this Agreement, Supplier shall, at the election of TESARO, return to TESARO, or dispose of, all unused TESARO-Supplied Components supplied by TESARO in accordance with TESARO’s instructions and at TESARO’s cost and expense.

4.4 Notice of Inability to Supply.  Supplier shall notify TESARO within five (5) days of (a) any damage to the Facility or other issue relating to the Facility that will or could reasonably affect or delay Supplier’s ability to Manufacture Product under this Agreement, or (b) the occurrence of any other event that may or will impact Supplier’s ability to fill an accepted Purchase Order by the requested delivery date, or otherwise meet its obligations under this Agreement.  The foregoing will not be deemed a limitation on Supplier’s obligations or the rights of TESARO under this Agreement.

4.5 Delivery and Storage.

(a) Any Product Manufactured by Supplier pursuant to this Agreement will, after release by Supplier, or, at TESARO’s request under quarantine pending final release by Supplier (i) be packaged and prepared for shipment in accordance with the shipping instructions provided by TESARO, and delivered FCA the Facility (Incoterms 2010), or (ii) be stored by Supplier at the Facility, as requested by TESARO and agreed by Supplier in advance in writing.  Product will be shipped via a carrier designated in writing by TESARO, and will be packaged for delivery in accordance with the shipping instructions provided by TESARO to the location specified by TESARO in the applicable Purchase Order.  All Products will be transported in accordance with the Product Specifications.

(b) Title and risk of loss will pass to TESARO in accordance with FCA the Facility (Incoterms 2010) upon delivery of Product, or upon release of Product by Supplier, if Product is, at TESARO’s request, stored by Supplier.

(c) Prior to delivery, all Products at the Facilities will be stored in a clean and secured area and otherwise in accordance with the storage specifications for the Product as agreed upon between the Parties in writing.

SECTION 5.	QUALITY CONTROL; INSPECTIONS.
5.1 Quality Control. Supplier will apply its quality control procedures and in-plant quality control checks to the Manufacture of Product for TESARO, in accordance with

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Applicable Laws and other industry standards.  In addition, Supplier will test and release Product in accordance with the Product Specifications.  Supplier shall include a proper Certificate of Analysis with each shipment of Product.

5.2 Quality Agreement.  Contemporaneous with the execution of this Agreement and, in any event, prior to Supplier’s delivery of any Product to TESARO hereunder, the Parties shall enter into a separate quality agreement outlining the responsibilities and key contacts for quality and compliance-related issues in the Manufacture of the Product, including Recalls, complaints, returns, regulatory audits and compliance with the Product Specifications and cGMP (the “Quality Agreement”).  In the event of a conflict between the terms of this Agreement and the terms of the Quality Agreement, the Quality Agreement shall govern for quality-related items, and for all other items the following order of priority shall apply: (i) first, the terms in the body of this Agreement, (ii) second, the terms in a Purchase Order (as modified by any Change Order), and (iii) third, the terms of the Quality Agreement.

5.3 Inspection and Acceptance.

(a) TESARO shall take delivery of all Product released in accordance with the Quality Agreement for which a Purchase Order has been issued. All Product shall be received subject to TESARO’s right of inspection and rejection.  TESARO or TESARO’s designee will have thirty (30) days following delivery of any shipment of Product (the “Inspection Period”) to inspect delivered Product and to reject all or any part of such shipment that contains Nonconforming Product, as determined by reasonable and customary visual inspection.  Any shipment of the Product that is not rejected within the Inspection Period shall be deemed accepted by TESARO.  Upon detection of any Nonconformity prior to the expiration of the Inspection Period, TESARO shall give notice to Supplier specifying the nature and type of the alleged Nonconformity (a “Deficiency Notice”), including the lot and date of delivery, and may withhold payment for properly rejected Nonconforming Product. TESARO shall hold, at Supplier’s expense, any allegedly non-conforming Product for inspection by Supplier or, at Supplier’s request and expense, shall return the Product or part thereof to Supplier.

(b) Notwithstanding acceptance by TESARO of the Product in accordance with subsection (a) above, with respect to latent Nonconformities and Nonconformities not discoverable by TESARO within the Inspection Period through the use of reasonable inspection methods and procedures, TESARO will have twelve (12) months following delivery of any shipment of Product to deliver a Deficiency Notice to Supplier which shall be delivered within twenty (20) days following detection of any such Nonconformities.

(c) Upon receipt of a Deficiency Notice, Supplier shall have fifteen (15) days to advise TESARO in writing as to whether it agrees that the shipment includes Nonconforming Product.  If Supplier does not respond to the Deficiency Notice within such fifteen (15) day period, the Deficiency Notice will be deemed accepted by Supplier.  If Supplier notifies TESARO that its disagrees with TESARO’s conclusion in the

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Deficiency Notice that the shipment includes Nonconforming Product, then the Parties will mutually select an independent laboratory that meets the requirements of cGMP, if Product analysis is required, and an independent Third Party expert with manufacturing expertise, as appropriate, if any other evaluation is required, in either case, of recognized standing in the industry (each such laboratory or expert to be referred to as, an “Independent Expert”), to evaluate a representative sample of Product, using the testing methods described in the Product Specifications, to determine if the Product has a Nonconformity.  This evaluation will be binding upon the Parties.  If the evaluation certifies that the Product has a Nonconformity, then such Product shall be deemed rejected by TESARO and Supplier will be responsible for the cost of the evaluation.  If the evaluation certifies that no Nonconformity exists, then TESARO will be deemed to have accepted delivery of the Product and TESARO will be responsible for the cost of the evaluation.

5.4 Rejection.

(a) Subject to Sections 5.3,  5.4(b) through (c) and 5.5, TESARO has the right to reject and return, at the expense of Supplier, any portion of any shipment of Product as to which (i)  Supplier has not sent a response to the Deficiency Notice within fifteen (15) days from its receipt of a Deficiency Notice, (ii) an Independent Expert engaged under Section 5.3 has found is Nonconforming, or (iii) the Parties agree is Nonconforming, without invalidating any remainder of such shipment.  For clarity, the Deficiency Notice will apply only to those portions of the shipment identified in the Deficiency Notice and the remedies set forth in this Section 5.4 will not apply to any other portions of such shipment.

(b) If TESARO rejects all or part of a shipment for Nonconformity in accordance with Section 5.3, Supplier will , at TESARO’s option, as soon as commercially practicable (i) replace the Nonconforming Products with Product that meets the Product Requirements, at Supplier’s cost or (ii) refund to TESARO for the invoice price of any amounts paid in respect of the Nonconforming Product.  In either case, Supplier shall be responsible for reimbursing TESARO for the cost of any lost TESARO-Supplied Components.  Additionally, Supplier shall bear the cost of disposition for rejected Product for which it bears responsibility under this Section 5.4.

(c) [***]

5.5 Nonconformity of TESARO-Supplied Components.  Notwithstanding anything to the contrary in this Agreement, Product will not be considered to be Nonconforming if such Nonconformity is a result of a latent defect caused by TESARO-Supplied Components or TESARO-Supplied Components’ nonconformity with the Components Specifications.

5.6 Recalls.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a) Supplier and TESARO will each maintain records necessary to permit a Recall of the Product delivered to TESARO or customers of TESARO.  Each Party will promptly notify the other Party of any information which might reasonably affect the marketability, safety or effectiveness of the Product or which might result in the Recall or seizure of the Product.  Upon receipt of such information, each Party will stop making any further shipments of the Product in its possession or control until a decision has been made whether a Recall or some other corrective action is necessary.  The decision to initiate a Recall or to take some other corrective action, if any, will be made and implemented by TESARO.

(b) If (i) any Regulatory Authority issues a directive, order or written request that the Product be Recalled, (ii) a court of competent jurisdiction orders a Recall, or (iii) TESARO determines that the Product should be Recalled or that a “Dear Doctor” letter is required for the Product, Supplier shall provide all assistance reasonably requested by TESARO with respect thereto.

(c) If a Recall or return results from, or arises out of, a failure by Supplier to Manufacture the Product in accordance with the Product Requirements, and such failure is not caused by nonconforming TESARO-Supplied Components or Product Specifications determined by TESARO (each, a “Supplier-Responsible Recall”), then (i) Supplier shall be responsible for TESARO’s documented expenses of the Recall or return and for reimbursing TESARO for the cost of any lost TESARO-Supplied Components, (ii) Supplier shall promptly, at TESARO’s option, (A) replace the Nonconforming Product with Product that meets the Product Requirements, at Supplier’s own cost, or (B) refund TESARO for the invoice price of any amounts paid in respect of the Nonconforming Product, (iii) Supplier shall bear the cost of disposition for any damaged, defective, Product that is returned or subject to a Recall.  TESARO will give Supplier prompt written notice of any Recalls which TESARO believes are Supplier-Responsible Recalls. TESARO shall bear the sole cost and expense for all Recalls that are not Supplier-Responsible Recalls.

SECTION 6.	PAYMENT TERMS.

6.1 Pricing.  TESARO will pay Supplier for the performance of the Manufacturing Services in accordance with this Agreement and the pricing schedule set forth on Exhibit F (the “Supply Price”).  The Supply Price will not be increased during the first year of the Term.  Thereafter, the Parties will review the Supply Price on an annual basis.  At least thirty (30) days prior to each anniversary of the Effective Date, Supplier shall submit to TESARO a revised Supply Price reflecting increases or decreases in the costs of producing Product for the upcoming year and any documentation reasonably requested by TESARO supporting such revised Supply Price.  TESARO and Supplier will negotiate in good faith to agree on an amended Supply Price; provided, that that the annual increase to the Supply Price, to the extent attributable to increases in labor costs, shall not exceed the lesser of (a) the percentage increase over the relevant period in the Producer Price Index Pharmaceutical and Medicine Manufacturing PCU3254, as published by the United States Department of Labor, Bureau of Labor Statistics, or comparable successor

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

index, or (b) [***] percent ([***]%).  Notwithstanding the foregoing, if the Product Requirements are revised, the Parties shall promptly negotiate in good faith any amendments to the Supply Price necessary to reflect such revisions.

6.2 Invoices.  Supplier will invoice TESARO upon release in accordance with the Quality Agreement for all amounts due under each Purchase Order.  Invoices will be addressed to TESARO and sent electronically to the attention of [***].  All invoices shall contain an itemized breakdown of all fees and expenses (and be accompanied by reasonable and relevant supporting documentation upon TESARO’s written request).  Payment on undisputed invoices will be due thirty (30) days after receipt of the applicable invoice by TESARO; provided, that TESARO may reasonably dispute any invoice or portion thereof to the extent that it reasonably believes that the charges reflected therein are inappropriate or lack a clear basis.  Once such dispute is resolved, TESARO shall pay any remaining undisputed charges within thirty (30) days of the date that such resolution occurs.  In the event any undisputed payment is not made on time, Supplier will be entitled, in addition to its other rights and remedies to assess a late fee on any undisputed amounts not paid when due, on a pro rata basis, at a rate of one and a half percent (1.5%) per month based on the number of days the relevant amount is overdue.  Except as otherwise provided herein, each party shall pay all of its own expenses in connection with this Agreement, including raw materials, machinery, equipment and lab supplies, employees, agents, consultant and all personnel expenses.  All payments due under this Agreement will be paid in U.S. Dollars by wire transfer of immediately available funds to the following bank account:

Beneficiary:

Corden Pharma Colorado, Inc.

2075 55th Street

Boulder, CO 80301

Bank:

[***]

6.3 Taxes.  All fees are exclusive of value-added taxes, duties and charges, and TESARO is responsible for all such taxes, duties and charges.  In addition, TESARO shall be solely responsible for any taxes including, but not limited to value-added tax or importation duties, related to TESARO-Supplied Components.

SECTION 7.	COMPLIANCE AND REGULATORY MATTERS.

7.1 Compliance with Product Requirements.  Supplier hereby represents, warrants and covenants to TESARO that the Product supplied to TESARO under this Agreement shall (a) conform to the Product Specifications, (b) be Manufactured, stored and packaged for shipment in accordance with the Product Requirements, TESARO’s instructions or manufacturing requirements and all Applicable Laws, including, without limitation, cGMP, (c) be prepared for shipment in accordance with the shipping instructions provided by TESARO, and (d) conform to the applicable Purchase Order (items (a) through (d), collectively, the “Product Requirements”).

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.2 Modification of Product Specifications.

(a) In the event either Party (the “Proposing Party”) desires any modification to the Product Specifications, Quality Agreement or the process descriptions for the Product filed with the FDA and other Regulatory Authorities in the Territory (a “Proposed Change”) (but excluding, for the avoidance of doubt, any Required Change), the Proposing Party shall notify the other Party by providing the other Party with a description of the Proposed Change sufficient to permit the other Party to evaluate its feasibility and cost, including the Proposing Party’s proposal regarding the allocation between the Parties of the cost associated with implementing such Proposed Change.  In connection with any Proposed Change, Supplier shall prepare a report of the Manufacturing process, regulatory impact, and expense impact of implementing the Proposed Change, including identifying any additional equipment, materials, labor, or other expenses. If TESARO is the Proposing Party, Supplier shall invoice TESARO for the expense of preparing such report, and TESARO shall reimburse Supplier for such expense within 30 days after receiving Supplier’s invoice therefor.

(b) If any modification to any Product Specifications or the process descriptions for the Product filed with the FDA and other Regulatory Authorities in the Territory is required by a Regulatory Authority (a “Required Change”), and the Parties fail to agree to changes to the Supply Price or responsibility for additional costs that may be incurred by Supplier due to such Required Change despite good faith attempts to reach such resolution, the matter shall be resolved pursuant to Section 15.2;  provided, however nothing contained herein shall prevent either Party from taking any and all actions it reasonably believes are required to comply with all Applicable Laws and all obligations imposed by any Regulatory Authority.  Supplier will implement any Required Change (but under no circumstances without the consent of TESARO), subject to agreement by the Parties on any conforming changes to the Supply Price or responsibility for additional costs that may be incurred by Supplier due to such Required Change.  [***]  Notwithstanding anything to the contrary set forth herein, TESARO shall remain obligated to reimburse Corden for all non-cancelable charges for all Product for which a Purchase Order has been issued as of the time of receipt of a notice from a Regulatory Authority that renders the Product unsaleable, but otherwise shall be relieved of the obligations to purchase additional forecasted quantities of Product, or the applicable portion thereof, to the extent that the action of a Regulatory Authority has rendered the Product unsaleable until the Required Change is implemented. Supplier shall be relieved of its obligation to manufacture Product to the extent TESARO is relieved of its obligation to purchase Product.

7.3 Facilities.  Supplier will not use any facility in the Manufacture of Product other than the Facilities.  Supplier shall ensure that the Facility and any other facilities or plants used to perform the Manufacturing Services or store the TESARO-Supplied Components or the Product is licensed by the applicable Regulatory Authorities.  Supplier shall provide TESARO with at least twelve (12) months’ prior written notice of any change in the Facility or any other facilities or

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

plants used to perform the Manufacturing Services or store the TESARO-Supplied Components or the Product.

7.4 Environmental Compliance.  The generation, collection, storage, handling, transportation, movement and release of hazardous materials and waste generated by or on behalf of Supplier in connection with the Manufacture of Product will be the responsibility of Supplier, at the cost and expense of Supplier.  Without limiting other legally applicable requirements, Supplier will prepare, execute, and maintain as the generator of waste, all licenses, registrations, approvals, authorizations, notices, shipping documents and waste manifests required under Applicable Laws.  TESARO will provide Supplier the information set forth in Section 3.3.

7.5 Audit by TESARO.  As provided in the Quality Agreement and upon at least ten (10) business days’ prior written notice, and, subject to the next sentence, no more than once every calendar year during the Term per Facility, Supplier will permit two (2) (or such other number of persons agreed to by Supplier) TESARO representatives (which may include representatives of TESARO’s Affiliates and any of their respective consultants) who are subject to confidentiality obligations no less stringent than the confidentiality obligations set forth in this Agreement, to conduct, during normal business hours during the Term and in a manner that does not unreasonably interfere with Supplier’s business, quality assurance audits and inspections of Supplier’s Records and the Facilities where the Product is Manufactured for TESARO to the extent reasonably necessary to verify compliance with this Agreement and any regulatory requirements to which TESARO is subject and which are applicable to the Manufacture, importation and marketing of the Product.  Notwithstanding the foregoing, (a) any preparatory audits conducted in preparation for an approval inspection by a Regulatory Authority may be conducted in addition to the foregoing audit once every calendar year, (b) TESARO may conduct additional audits more frequently than once every calendar year in the event any audit conducted by TESARO (and with respect to which TESARO has provided a copy of the audit findings to Supplier) or an audit by a Regulatory Authority reveals a material compliance deficiency, and (c) unless otherwise provided in the Quality Agreement, the auditing party may not audit books and records pertaining to the same time period more than once unless subject to a prior finding of a material compliance deficiency.  All information disclosed or ascertained by TESARO in connection with any audit or inspection that is not Confidential Information of TESARO will be deemed to constitute Confidential Information of Supplier, subject to the terms of Section 9.  The costs of Supplier Personnel participating in any audit under this Section will be borne by Supplier.  All other costs of any audit shall be borne exclusively by TESARO.  TESARO agrees to require each of its representatives at the Facility to comply with posted policies or other written policies of Supplier of which TESARO is made aware, in each case to the extent policies are in compliance with Applicable Law.

7.6 Regulatory Authority Inspections.

(a) Supplier will be responsible for inspections of its Facilities by any Regulatory Authorities, and will, to the extent permitted by Applicable Law, within three (3) business days of receipt of notice from a Regulatory Authority, notify TESARO if such inspections are related to the Manufacture of Product or if the results of a non-

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

related inspection could reasonably be expected to impair the ability of Supplier to perform in accordance with this Agreement.  With respect to inspections related to the Product, Supplier will, to the extent permitted by Applicable Law, (a) provide TESARO with copies of all documents, reports or communications received from or given to any Regulatory Authority associated therewith, (b) permit TESARO’s representatives to be present on site and participate, as appropriate, based on questions or requests specific to TESARO or Product, and as permitted by Regulatory Authorities, in such inspections and participate in the wrap-up sessions, and (c) allow TESARO the opportunity to review and provide comments to Supplier with respect to matters related to the Product, and Supplier will draft any such correspondence to Regulatory Authorities taking into account TESARO’s comments.

(b) Supplier will, upon receiving a request from TESARO, supply directly to the FDA or other Regulatory Authority technical information on the Product, the Manufacturing process and any other information required by the FDA or other Regulatory Authority to obtain or maintain any regulatory approvals with respect to the Product.

7.7 Cure of Deficiencies.  Supplier will be responsible for correcting any deficiencies identified in any inspection of the Facilities conducted by any Regulatory Authority, at the cost of Supplier.  In addition, following any audit provided for in Section 7.6, TESARO will discuss its observations and conclusions with Supplier and any corrective actions will be discussed by the Parties. If Supplier agrees that an item identified by TESARO is a deficiency (such agreement not to be unreasonably withheld, conditioned or delayed) for which Supplier is responsible, Supplier will exercise commercially reasonable efforts to correct such deficiency, at the sole cost of Supplier.

7.8 Interactions with Regulatory Authorities.  TESARO will be solely responsible for (a) all contacts and communications with any Regulatory Authorities with respect to matters relating to the Product, and (b) complying with all FDA and applicable foreign regulatory requirements relating to the receipt, review, evaluation, and where applicable, investigation of all complaints received relating to the Product and for the reporting of adverse events relating to the Product.  Supplier shall provide all reasonable assistance requested by TESARO in the investigation of all complaints received relating to the Product to the extent that such complaints may have arisen from the Manufacturing Services provided by Supplier hereunder.  Unless required by Applicable Law, Supplier will have no contact or communication with any Regulatory Authority regarding the Product without the prior written consent of TESARO.  Supplier will, to the extent permitted by Applicable Law, (i) notify TESARO immediately, and in no event later than one (1) business day, after Supplier receives any contact or communication from any Regulatory Authority relating in any way to the Product and will provide TESARO with copies of any such communication within one (1) business day of receipt of such communication by Supplier; (ii) consult with TESARO regarding the response to any inquiry or observation from any Regulatory Authority relating in any way to the Product and will allow TESARO at its discretion to control and/or participate in any further contacts or communications

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relating to the Product; and (iii) comply with all reasonable requests and comments by TESARO with respect to all contacts and communications with any Regulatory Authority relating in any way to the Product.

7.9 Product Complaints.  TESARO will have the sole responsibility for responding to questions and complaints regarding the Product from its customers.  Questions or complaints regarding the Product received by Supplier from TESARO’s customers, healthcare providers or patients will be promptly referred to TESARO.  Supplier shall provide all assistance reasonably requested by TESARO to allow TESARO to determine the cause of and resolve any questions and complaints regarding the Product.  This assistance may include follow-up investigations, including testing.  In addition, Supplier will give TESARO any information reasonably requested by TESARO to respond properly to questions or complaints about the Product as set forth in the Quality Agreement.  Unless it is determined that the cause of the complaint resulted from a failure by Supplier to Manufacture the Product in accordance with the Product Requirements, all costs incurred under this Section 7.9 shall be borne by TESARO.

7.10 Information.

(a) Data Verification and Reports.  Upon request, Supplier will supply on an annual basis all Product data in its control, including release test results, complaint test results, and all investigations (in manufacturing, testing and storage), that TESARO reasonably requires in order to complete any filing under any applicable regulatory regime, including any annual report to be submitted to the FDA under Title 21 of the United States Code of Federal Regulations, Section 314.81(b)(2).  Any additional data or report requested by TESARO beyond the scope of cGMP and customary FDA, European Medicines Agency or other Regulatory Authority requirements will be subject to an additional fee to be agreed upon between Supplier and TESARO.

(b) Standard Operating Procedures.  Supplier will, upon request, provide to TESARO all Product standard operating procedures of Supplier relevant to the Manufacturing Services. During the Term, Supplier shall not, without TESARO’s prior written consent, make any changes to its standard operating procedures that reasonably may be expected to result in a change to the Manufacturing process as described in the regulatory documents for the Product.

(c) Other Data and Information.  Supplier will supply to TESARO, for use by TESARO and its Affiliates, licensees and sublicensees, such other data and information related to the Manufacturing Services as TESARO may, from time to time reasonably request, including, but not limited to, information in support of filings, if any, with Regulatory Authorities or in response to questions from Regulatory Authorities, concerning the Manufacture of Product.

7.11 TESARO Employees On-Site.  As provided in the Quality Agreement, TESARO will have the right to have up to two (2) employees or other representatives who are subject to confidentiality obligations no less stringent than the confidentiality obligations set forth in this

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Agreement, on site to observe the critical steps of the Manufacturing Services for a mutually agreed number of batches in the location at which the Manufacturing Services are being performed during Supplier’s normal business hours or at such other reasonable time(s) as Supplier may agree to upon the request of TESARO, such agreement not to be unreasonably withheld, conditioned or delayed by Supplier.  TESARO agrees to require each of its employees on site to comply with posted policies or other written policies of Supplier of which TESARO is made aware, in each case to the extent such policies are in compliance with Applicable Laws.

7.12 Records and Retained Samples.  Supplier will maintain all materials, data and documentation obtained or generated by Supplier in the course of performing the Manufacturing Services under this Agreement, including all reference standards, retained samples of Product and key intermediates, and computerized records and files (the “Records”) in a secure area reasonably protected from fire theft and destruction for the longer of (a) five (5) years after completion of the applicable Purchase Order under which such Records were generated, or (b) two (2) years past the last expiration date of Product supplied under this Agreement, or, in each case, such longer period as is required by Applicable Law (the “Retention Period”).  At the end of the Retention Period, all Records will, at TESARO’s option and request, either be (i) delivered to TESARO or to its designee in such form as is then currently in the possession of Supplier, (ii) retained by Supplier, at TESARO’s cost, until further disposition instructions are received, or (iii) disposed of, at the direction and written request of TESARO.  In no event will Supplier dispose of any Records without first giving TESARO a reasonable opportunity to have the Records transferred to TESARO.  While in the possession and control of Supplier, Records will be available during audits or at other mutually agreed to times for inspection, examination, review or copying by TESARO and its representatives; provided,  however, that Supplier may exclude or redact from such Records any confidential or proprietary information of Third Parties.  Notwithstanding anything in this Section to the contrary, Supplier may retain copies of any Records as necessary to comply with Applicable Law, regulatory requirements or its obligations under this Agreement, subject to the obligations of confidentiality of Supplier under this Agreement.

SECTION 8.	INTELLECTUAL PROPERTY.
8.1 Materials.

(a) All Deliverables and TESARO Materials shall be and/or remain the exclusive property of TESARO, subject to the rights and licenses granted to Supplier under Section 8.4.  Supplier will use TESARO Materials provided by TESARO only as necessary to perform the Manufacturing Services.

(b) All Supplier Materials shall be and/or remain the exclusive property of Supplier, subject to the rights and licenses granted to Supplier under Section 8.4.
8.2 Improvements.

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(a) Supplier hereby assigns to TESARO all of the right, title and interest of Supplier in and to all TESARO Materials and Deliverables, including all Intellectual Property Rights therein.  Supplier agrees to promptly notify TESARO of the creation and/or existence of any Improvements related to the TESARO Materials and Deliverables and cooperate with and assist TESARO, at TESARO’s expense, to apply for, and to execute any applications and/or assignments reasonably necessary to obtain any Intellectual Property Rights protections for TESARO Materials and Deliverables in TESARO’s name as TESARO deems appropriate.  All Improvements to TESARO Materials and Deliverables resulting from the Manufacturing Services that are “Works Made for Hire” as defined in the U.S. Copyright Act and other copyrightable works will be deemed, upon creation, to be assigned to TESARO.  TESARO will be free to use the TESARO Materials and Deliverables for any and all lawful purposes.

(b) TESARO hereby assigns to Supplier all of the right, title and interest of Supplier in and to all Supplier Materials, including all Intellectual Property Rights therein.  TESARO agrees to promptly notify Supplier of the creation and/or existence of all any Improvements related to Supplier Materials and cooperate with and assist Supplier, at Supplier’s expense, to apply for, and to execute any applications and assignments reasonably necessary to obtain any Intellectual Property Rights protections for Supplier Materials in Supplier’s name as Supplier deems appropriate.

(c) With respect to any Improvements that are not Improvements to TESARO Materials and Deliverables or Supplier Materials, (i) TESARO shall own Improvements that are solely invented by TESARO, and (ii) Supplier shall own all other Improvements, and if any such Improvements are jointly invented by TESARO and Supplier, then TESARO shall, and it hereby does, irrevocably assign to Supplier its entire right, title and interest in any such Improvements, and such Improvements shall be deemed included in the Supplier Materials for the purposes of this Agreement.

8.3 Third Party Technology.  Supplier will not knowingly utilize in the Manufacture of Product under this Agreement or incorporate into the Manufacturing process any technology or materials covered by proprietary rights of a Third Party except as Supplier is freely permitted to do without further compensation by TESARO to Supplier or to any Third Party. TESARO will not knowingly utilize in the manufacture of TESARO-Supplied Components under this Agreement or incorporate into the Product Specifications any technology or materials covered by proprietary rights of a Third Party except as TESARO is freely permitted to do without further compensation by Supplier to TESARO or to any Third Party.

8.4 License Grants.

(a) By TESARO.  During the Term, TESARO hereby grants to Supplier a non-exclusive, fully paid-up, royalty-free, non-transferable license of any Intellectual Property Rights owned or controlled by TESARO necessary for Supplier to perform the Manufacturing Services hereunder.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b) By Supplier.  Subject to Sections 9.3, Supplier hereby grants to TESARO a worldwide, nonexclusive, fully paid-up license, with the right to grant sublicenses, to any Supplier Materials which have been incorporated into the Manufacturing process and under any corresponding Intellectual Property Rights solely for use in Manufacturing of Product by TESARO or any of its Affiliates, or any of their respective licensees or sublicensees or by a Third Party, for the benefit of TESARO or any of its Affiliates.

(c) Except as expressly set forth herein, nothing in this Agreement transfers or conveys to (i) Supplier any right, title or interest in or to the TESARO Materials, or (ii) TESARO any right, title or interest in or to the Supplier Materials. All rights not expressly granted hereunder by a Party are expressly reserved to such Party and its licensors, if applicable.

SECTION 9.	CONFIDENTIAL INFORMATION.

9.1 Obligation.  A Party (the “Receiving Party”) receiving or in the possession of Confidential Information of the other Party (the “Disclosing Party”) will not, without the prior written consent of the Disclosing Party, (a) use the Disclosing Party’s Confidential Information except for purposes of fulfilling the Receiving Party’s obligations or exercising its rights under this Agreement or as otherwise expressly permitted under this Agreement, or (b) disclose the Disclosing Party’s Confidential Information to any Third Party, except as otherwise expressly permitted under this Agreement.  The Receiving Party may disclose Confidential Information of the other Party to those employees, directors, representatives, advisors, consultants, service providers, or agents of the Receiving Party who have a specific need to know such information for permitted uses under this Agreement and who are subject to restrictions on use and nondisclosure obligations at least as stringent as those obligations set forth in this Agreement.  The obligations of each Party under this Section 9 relating to the other Party’s Confidential Information will expire ten (10) years after expiration or termination of this Agreement, except that with respect to any Confidential Information comprising a trade secret of the Receiving Party, the obligations of the Receiving Party under this Section with respect to such Confidential Information will continue until the information becomes the subject of one of the exceptions set forth in Section 9.2.  The disclosure of Confidential Information by the Disclosing Party under this Agreement does not constitute the grant of any license or any other rights, or generate any business arrangements, unless specifically set forth herein or in another writing.

9.2 Exceptions. Notwithstanding the foregoing, the obligations of confidentiality and nonuse under this Section 9 will not apply to, information of a Disclosing Party if such information:

(a) is already known to the Receiving Party prior to receipt or being generated under, or related to this Agreement, as evidenced by the Receiving Party’s written records and without obligation of confidentiality;

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b) is disclosed to the Receiving Party without restriction after the Effective Date by a Third Party who has the right to make such disclosure on a non-confidential basis and is not providing such information on behalf of the Disclosing Party;

(c) is independently developed by or for the Receiving Party other than in connection with this Agreement without use of, reference to, or reliance on the Confidential Information of the Disclosing Party as evidenced by the Receiving Party’s written records;

(d) becomes available to the general public without fault of the Receiving Party; or
(e) by a mutual agreement by the Parties, is released from confidential status.

In addition, notwithstanding anything in this Agreement to the contrary, the Receiving Party will be entitled to disclose Confidential Information of the Disclosing Party to the extent such disclosure is required by Applicable Law or pursuant to a subpoena or other court order of a proper authority; provided that, to the extent permitted by Applicable Law, the Receiving Party gives the Disclosing Party prompt written notice of such requirement prior to such disclosure and provides assistance to the Disclosing Party, at the reasonable request and expense, of the Disclosing Party in limiting the scope of the information to be provided or in obtaining an order protecting the information from public disclosure.

9.3 Other Permitted Disclosures and Use.  Notwithstanding anything in this Agreement to the contrary, the Receiving Party and its Affiliates, licensees and sublicensees may use Confidential Information of the Disclosing Party if required for Regulatory Filings related to Product or for any other purposes that are consistent with the rights or licenses granted to Receiving Party under Section 8.4.  To the extent consistent with the foregoing sentence, Receiving Party may disclose Confidential Information of Disclosing Party (a) to any Regulatory Authority or other governmental authority, and (b), in the case of TESARO, to any Affiliate of TESARO or to any licensees and sublicensees; provided, that each such Affiliate is under an obligation of confidentiality and restrictions on use with respect to such information that are at least as restrictive as those applicable to TESARO under this Section.

9.4 Terms of Agreement.  The terms and conditions of this Agreement are the Confidential Information of both Parties.  Neither Party will disclose the existence of this Agreement or any terms and conditions of this Agreement except (a) with the other Party’s prior written consent, (b) as required to comply with Applicable Law (including, without limitation, federal and state securities laws and regulations or listing requirements of any stock exchange or market), (c) to advisors, investors and potential investors and potential acquirers and, in the case of TESARO, to existing or potential collaborators, licensees and Third Party consultants and service providers, in each case on a need-to-know basis under circumstances that ensure confidentiality, or (d) in a public announcement permitted under Section 16.8.  Notwithstanding the foregoing, TESARO may publicly identify Supplier as one of its contract manufacturers and

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as the source of Product supplied under this Agreement, and Supplier may publicly identify TESARO as a customer.

9.5 Remedies.  Each Party acknowledges that the remedy at law for any breach of this Section 9 may be inadequate, and the full amount of damages that may result from such breach may not readily susceptible to being measured in monetary terms.  Accordingly, in the event of a breach or threatened breach by either Party of this Section 9, the other Party will be entitled to seek immediate injunctive relief and specific performance.  Such remedies will be in addition to any other remedies that may be available in law or equity.

SECTION 10.	TERM AND TERMINATION.

10.1 Term.  This Agreement will become effective as of the Effective Date, and unless earlier terminated under this Section 10, will continue in effect for five (5) years, and thereafter automatically be extended for successive renewal terms of two (2) years each, unless TESARO Party provides a notice of non-renewal at least six (6) months prior to the expiration of the initial term or the then applicable renewal term, and in the case of Supplier, provides a notice of non-renewal at least one year prior to the expiration of the initial term or the then-applicable renewal term, subject to earlier termination in accordance with the terms of this Agreement or the execution by both Parties of a document terminating this Agreement (such period between commencement and termination, the “Term”).

10.2 Voluntary Termination Right.

(a) Termination for Convenience.  So long as no Purchase Orders remain outstanding, TESARO shall have the right to terminate this Agreement upon twelve (12) months’ written notice and in the case of Supplier, shall have the right to terminate this Agreement upon eighteen (18) months’ written notice; [***].

(b) Termination of the Product.  In the event TESARO provides Supplier with written notice that TESARO suspends the commercial sale (if such suspension is following approval by a Regulatory Authority to market and sell the Product) of the Product, on the condition that no Purchase Orders are outstanding at the time of such notice, and TESARO does not recommence the commercial sale of the Product for a period of nine (9) consecutive months following the date of such notice, then, following the expiration of such nine (9) month period, either TESARO or Supplier will have the right, but not the obligation, to terminate this Agreement.

10.3 Other Termination Rights.

(a) For Breach.  Either Party may terminate this Agreement by giving the other Party ninety (90) days’ prior written notice upon the material breach of any provision of this Agreement by such other Party if the breach is not remedied prior to the expiration of such period, except that with respect to a breach of payment obligations, the preceding period shall be limited to thirty (30) days.

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(b) For Bankruptcy.  Either Party shall have the right to terminate this Agreement by written notice to the other Party if the other Party ceases for any reason to carry on business, or becomes bankrupt or insolvent, makes an assignment for the benefit of its creditors or has a receiver or manager appointed in respect of all or any part of its assets (which appointment will not be vacated within sixty (60) days after filing) or is the subject of any proposal for a voluntary arrangement or enters into liquidation.

10.4 Effects of Termination.

(a) Confidential Information and Records.  Upon termination of this Agreement for any reason, each Party will deliver to the other, or destroy at the Disclosing Party’s election, all Confidential Information and other Materials of the other Party, and each will cease to make use of the other Party’s Confidential Information, except that neither Party will be obligated to return or destroy (i) or to cease to make use of any information that is included in any Regulatory Filing, or (ii) automatically generated copies stored on system back-up media.

(b) Other Obligations on Termination.    Upon termination of this Agreement pursuant to this Section 10, neither TESARO nor Supplier will have any further obligations under this Agreement or the relevant Purchase Order, as applicable, except that (i) Supplier shall (A) subject to Subsection (B) below, suspend work as soon as practicable, (B) with respect to each terminated Purchase Order,  perform only those Manufacturing Services and activities mutually agreed upon by TESARO and Supplier as being necessary or advisable in connection with the close-out of the relevant Purchase Order, (C) use commercially reasonable efforts to cancel any Third Party obligations, and (D) promptly after receipt of payment in full by TESARO of the amount referenced in Subsection (ii) below, deliver to TESARO all unexhausted materials ordered by Supplier for TESARO, all Product (including any work in process), and all unexhausted TESARO-Supplied Components, and (ii) TESARO shall, with respect to each terminated Purchase Order, pay Supplier all monies due and owing Supplier, up to the time of termination, for the Manufacturing Services actually performed, the Product and material referred to in Subsection (D) above, and all reasonable expenses incurred, and any reasonable commitments made by Supplier, in connection with such Purchase Order that are not cancelable by Supplier using commercially reasonable efforts.

10.5 Survival Provisions.  Termination, expiration, cancellation or abandonment of this Agreement through any means and for any reason will not relieve the Parties of any obligation accruing prior thereto, including, but not limited to, the obligation to pay money, and will be without prejudice to the rights and remedies of either Party with respect to the antecedent breach of any of the provisions of this Agreement.  Further, Sections 7.12, 8.4(b), 9, 10.4, 10.5, 11.4, 11.5, 12, 14, 15 and 16 will survive expiration or termination of this Agreement.

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SECTION 11.	REPRESENTATIONS, WARRANTIES AND COVENANTS.
11.1 Mutual Representations and Warranties. Supplier and TESARO each represent, warrant and covenant to the other that:
(a) it is, and shall remain, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

(b) the execution and delivery of this Agreement has been authorized by all requisite corporate action, and his Agreement is and shall remain a valid and binding obligation of the executing Party, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors;

(c) it is under no contractual or other obligation or restriction that is inconsistent with its execution or performance of this Agreement;
(d) it will perform its obligations under this Agreement in accordance with this Agreement, the Product Requirements and the Quality Agreement, as applicable;

(e) that (i) its performance of its obligations under this Agreement does not and will not breach any agreement which obligates it to keep in confidence any confidential or proprietary information of any Third Party or to refrain from competing or providing services to a Third Party that competes, directly or indirectly, with such Third Party, and (ii) it will not disclose to the other Party any such confidential or proprietary information;

(f) that (i) it has and shall maintain all federal, state and local licenses or registrations necessary to, in the case of Supplier, the Manufacture and supply of the Product, and in the case of TESARO, the manufacture and supply of the formulated product containing the Product, (including, but not limited to the lawful handling, storage, dispensing and shipping of pharmaceutical products), (ii) each such license or registration is valid and in full force and effect, (iii) there is no pending or threatened suspension, revocation or cancellation of any such license or registration, and (iv) there is no basis for believing any such license or registration will not be renewable upon expiration;

(g) that (i) neither Party nor any of its officers or employees has received any notice or communication from the FDA or other Regulatory Authority requiring, recommending or threatening to initiate any action alleging noncompliance with Applicable Laws, (ii) there have not been and are not now any FDA Form 483 observations, civil, criminal or administrative actions, suits, demands, claims, complaints, hearings, investigations, demand letters, warning or untitled letters, proceedings or requests for information pending or in effect against Supplier or any of its officers and employees, and (iii) there is no act, omission, event or circumstance of which the Party has knowledge that would reasonably be expected to give rise to or form the basis for any

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civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning or untitled letter, proceeding or request for information of any such liability, in each case that would reasonably be expected to have an effect on the Party’s ability to perform its obligations in accordance with this Agreement; and

(h) that it shall notify the other Party promptly of any breach of the representations, warranties or covenants set forth in this Section 11.1, including without limitation, of any denial, revocation or suspension of, or any adverse action taken against, any required license or registration, or any material changes in such license or registration, that would limit the ability of Supplier to perform its obligations under this Agreement.

11.2 TESARO Representations and Warranties. TESARO represents, warrants and covenants to Supplier that:
(a) it owns or controls all of the rights in and to the TESARO Materials, TESARO-Supplied Components and Confidential Information provided by TESARO to Supplier;

(b) to the best of TESARO’s knowledge, the use of the foregoing as contemplated in the Manufacturing Services shall not infringe or misappropriate the Intellectual Property Rights of any Third Party, and that at the time of its execution of this Agreement there is no threatened litigation with respect to any of the foregoing and TESARO shall promptly notify Supplier in writing should it become aware of any claims or threatened claims asserting such infringement or misappropriation by any Third Party;

(c) at the time of delivery to Supplier, all TESARO-Supplied Components will conform to all applicable Component Specifications, cGMP to the extent applicable and all other Applicable Laws and shall not be adulterated, contaminated or misbranded at the time of delivery to Supplier.

11.3 Supplier Representations and Warranties. Supplier represents, warrants and covenants to TESARO that:
(a) all Product supplied to TESARO under this Agreement shall conform in all respects with the Product Requirements;
(b) all Products supplied hereunder shall be free and clear of all security interests, liens or other encumbrances of any kind or character;

(c) that (i) neither Supplier nor, to Supplier’s knowledge, any Supplier Personnel (x) has been debarred or subject to temporary denial of approval pursuant to 21 U.S.C. § 335a, or excluded, suspended, or declared ineligible under other Applicable Laws, including, but not limited to, 42 U.S.C. § 1320a-7, and (y) to the best of its

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knowledge, is not under consideration to be excluded, suspended, declared ineligible or debarred or subject to a temporary denial of approval (a “Debarred Individual or Debarred Entity”); and (ii) Supplier will not knowingly use any Debarred Individual or Debarred Entity in the performance of any Manufacturing Services at any time during the Term; and

(d) to the best of its knowledge, Supplier’s performance of its obligations under this Agreement and the use of any Intellectual Property Rights owned or controlled by Supplier in the performance of the Manufacturing Services will not infringe or misappropriate any Intellectual Property Right of any Third Party, and that at the time of its execution of this Agreement there is no threatened litigation with respect to any of the foregoing and Supplier shall promptly notify TESARO should it become aware of any claims alleging such infringement or misappropriation of any Third Party.

11.4 Restrictive Covenant.  Supplier will not for itself or any of its Affiliates, nor shall it provide to any Third Party, directly or indirectly, any development, consulting, validation, contract manufacturing or any other services with respect to any product that incorporates the same active pharmaceutical ingredient as the Product during the Term of this Agreement and for a period of one (1) year thereafter, except that with respect to Third Parties, Supplier may provide such service to a Third Party that TESARO confirms to Supplier in writing has the necessary rights from TESARO to, manufacture, have manufactured and/or develop or have developed the product containing such active pharmaceutical ingredient, such written confirmation not to be unreasonably withheld, conditioned, or delayed.

11.5 DISCLAIMER OF WARRANTIES.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES, OR REPRESENTATIONS UNDER THIS AGREEMENT EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT, AND ALL SUCH WARRANTIES ARE HEREBY DISCLAIMED BY EACH PARTY.

SECTION 12.	INDEMNIFICATION; LIABILITY; INSURANCE.

12.1 TESARO Indemnification.  TESARO will defend, indemnify and hold harmless Supplier and its Affiliates and their respective employees, directors, officers and agents (the “Supplier Indemnified Parties”) from and against all losses, liabilities, judgments, damages, costs, settlements, penalties, fines and other expenses (including reasonable attorney’s fees) (“Liabilities”) incurred in connection with any Third Party claims, demands or lawsuits (“Claims”) in each case only to the extent arising from:

(a) the use or sale of the Product or the finished formulated drug product containing the Product, except for Liabilities falling under Section 12.2(b) below;

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(b) infringement, misappropriation, or violation of any Third Party Intellectual Property Rights arising from or in connection with (i) the Product (if the Product Specifications were determined by TESARO), (ii) the finished formulated drug product containing the Product, or (iii) any TESARO Materials, except for claims falling under Section 12.2(c) below;

(c) the gross negligence or willful misconduct of any TESARO Indemnified Party (defined below);
(d) TESARO’s breach of the representations, warranties and covenants set forth in this Agreement;

(e) except to the extent subject to the indemnification obligations of Supplier under Section 12.2(e), injury to persons or damage to property that occurs on TESARO’s premises or on the premises under the exclusive control of TESARO or its subcontractors arising from activities directly related to the Product, or

(f) TESARO’s transportation, storage, use, handling and disposal of the Product after delivery by Supplier.

12.2 Supplier Indemnification.  Supplier will defend, indemnify and hold harmless TESARO, its Affiliates, and their respective employees, directors, officers and agents (the “TESARO Indemnified Parties”) from and against all Liabilities incurred in connection with any Third Party Claims in each case only to the extent arising from:

(a) the gross negligence or willful misconduct of Supplier in the performance of its obligations under this Agreement;
(b) failure of the Product supplied under this Agreement to conform to the Product Requirements, except for Liabilities falling under Section 12.1(a) above;

(c) infringement, misappropriation, or violation of any Third Party Intellectual Property Rights arising from or in connection with any Supplier Materials, except for Liabilities falling under Section 12.1(b) above;

(d) Supplier’s breach of the representations, warranties and covenants set forth in this Agreement;

(e) except to the extent subject to the indemnification obligations of Customer under Section 12.1(e), injury to persons or damage to property that occurs on Supplier’s premises or on the premises under the exclusive control of Supplier or its subcontractors arising from the activities directly related to the manufacture of the Product, or

(f) Supplier’s transportation, storage, use, handling and disposal of hazardous materials related to its manufacture of Products.

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12.3 Claims and Proceedings.

(a) Each Party will notify the other Party promptly in writing of any threatened or pending Claim or proceeding covered by this Section 12 and will include sufficient information to enable the other Party to assess the facts; provided,  however, the failure to provide such notice within a reasonable period of time will not relieve the indemnifying Party of its obligations under this Section 12 except to the extent the indemnifying Party’s ability to defend the Claim is materially prejudiced by such failure.  Subject to Section 12.3(b), the indemnifying Party will have the right to defend, negotiate, and settle such Claims.  The indemnified Party will cooperate in good faith with the indemnifying Party, at the indemnifying Party’s request and expense, in the defense of all such Claims for which indemnification is sought, with the indemnifying Party being permitted to maintain control of such defense through legal counsel selected by such Party.  The indemnified Party shall be entitled to participate in the defense of such matter and to employ counsel at its own expense to assist therein; provided,  however, that the indemnifying Party shall have final decision-making authority regarding all aspects of the defense of any Claim.  The Parties understand that no insurance deductible will be credited against losses for which a Party is responsible under this Section 12.

(b) Unless the indemnified Party otherwise expressly consents in writing, the indemnified Party will not be bound by a settlement or compromise entered into without its prior written consent unless the settlement contains an absolute waiver of liability for the indemnified Party and no admission of wrong-doing on behalf of the indemnified Party, and indemnifying Party has acted in compliance with the requirements of Section 12.3(a).  In no event will the indemnifying Party have any liability with respect to any settlement entered into without the indemnifying Party’s prior written consent.

(c) The indemnification obligations in this Section 12 state the entire liability of either Party under this Agreement in respect of any Third Party Claim.

12.4 Limitation of Liability.  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR DAMAGES RESULTING FROM (A) BREACHES BY A PARTY OF ITS DUTY OF CONFIDENTIALITY AND NON-USE IMPOSED UNDER SECTION 9, (B) A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AND (C) A PARTY’S INDEMNIFICATION OBLIGATIONS HEREUNDER, (I) IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR INDIRECT DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, WHETHER OR NOT FORESEEABLE, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, AND (II) THE TOTAL LIABILITY OF SUPPLIER UNDER THIS AGREEMENT SHALL BE LIMITED TO [***]

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12.5 Insurance.  During the Term of this Agreement and thereafter until expiration of all Product Manufactured under this Agreement, each Party will maintain in full force and effect insurance in an amount of not less than [***] for each incident or occurrence and in the aggregate.    At the request of a Party, the other Party will furnish the other with a certificate of insurance evidencing that it has such insurance coverage in force.

SECTION 13.	ADDITIONAL SUPPLIER RESPONSIBILITIES AND SCOPE OF RELATIONSHIP.

13.1 Approvals.    Supplier is responsible for obtaining and maintaining, at Supplier’s cost, all approvals from any Regulatory Authority in the U.S., the European Union and Japan, or as otherwise required under Applicable Law, required to operate Facilities that are cGMP approved for the performance of the Manufacturing Services and for creating and maintaining all documentation required by such Regulatory Authorities in the Territory in respect of the performance of the Manufacturing Services at cGMP approved Facilities. TESARO is responsible for Product-specific documentation requirements of any Regulatory Authority in the U.S., the European Union and Japan, or as otherwise required under Applicable Law. Upon TESARO’s request, Supplier shall supply data with respect to the Product as necessary for such Product-specific documentation.

13.2 Qualifications of Supplier Personnel.  Supplier has, and will engage, employees and permitted subcontractors and/or consultants (“Supplier Personnel”) with the proper skill, training and experience to provide the Manufacturing Services.  Supplier will be solely responsible for paying Supplier Personnel and providing any employee benefits that they are owed to Supplier Personnel.  Before providing the Manufacturing Services, all Supplier Personnel must have agreed in writing to (a) confidentiality obligations consistent with the terms of this Agreement, and (b) effectively vest in Supplier any and all rights that such personnel might otherwise have in the results of their work and are adequate to permit Supplier to transfer such rights to TESARO in accordance with this Agreement.

13.3 Subcontracting.  Supplier shall not subcontract or delegate any of its obligations to perform the Manufacturing Services except with the prior written consent of TESARO. In the event that TESARO provides its consent to the use of a subcontractor or delegate to perform a portion of the Manufacturing Services (a) Supplier will be fully liable for compliance by such subcontractor or delegate with the terms of this Agreement applicable to Supplier, and (b) the agreement between Supplier and such subcontractor or delegate must be consistent with Supplier’s obligations under, and no less favorable to TESARO than, this Agreement, and shall include, among other things, the assignment of intellectual property to TESARO or to Supplier, and the protection of Confidential Information, in a manner consistent with Supplier’s obligations under the terms of this Agreement.

13.4 Nonexclusive.  Subject to the limitations set forth in Sections 11.4, Supplier shall be free to provide services to Third Parties that are similar to or the same as the Manufacturing Services, in each case provided that such activity does not require disclosure or use of TESARO Materials.  Similarly, subject to Section 4.1, TESARO shall remain entitled to appoint Third

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Parties to perform services similar to the Manufacturing Services, including appointing Third Parties to Manufacture Product for research, clinical or commercial uses provided that, except as permitted under Section 9.3, such activity does not require disclosure of Supplier Materials.

SECTION 14.	NOTICES.

All notices hereunder will be in writing and will be delivered by electronic mail at the email address listed below or personally, by internationally recognized one or two-day courier service, registered or certified mail, postage prepaid, return receipt requested to the following address of the respective Party:

If to TESARO:

TESARO Inc.

1000 Winter Street

Suite 3300

Waltham, MA  02451

USA

Email:             [***]

Attention:        Kevin Johnston

Vice President, Commercial Manufacturing

With a copy to:

[***]

Joseph Farmer

Senior Vice President and General Counsel

If to Supplier:

Corden Pharma Colorado, Inc.

2075 55th Street

Boulder, CO 80301-2880

USA

Email: [***]

Attention:President

Notices will be effective (a) upon receipt if personally delivered, (b) on the third business day following the date of mailing if sent by certified or registered mail, (c) on the second business day following the date of delivery if sent by one or two day courier service, or (d) on the date sent (or if sent after normal business hours of the recipient, on the next business day in the jurisdiction of the recipient’s business) if sent by electronic email. A Party may change its address listed above by written notice to the other Party provided in accordance with this Section.

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SECTION 15.	APPLICABLE LAW; DISPUTE RESOLUTION; INJUNCTIVE RELIEF.

15.1 Choice of Law.  This Agreement will be construed, interpreted and governed by the laws of the State of New York, excluding any choice of law provision that would dictate the application of the laws of another jurisdiction.    The Parties expressly reject any application to this Agreement of (i) the United Nations Convention on Contracts for the International Sale of Goods, and (ii) the 1974 Convention on the Limitation Period in the International Sale of Goods, as amended by that certain Protocol adopted in Vienna on April 11, 1980.

15.2 Dispute Resolution.  The Parties recognize that bona fide disputes may arise which relate to the Parties’ rights and obligations under this Agreement.  Except as otherwise expressly set forth in this Agreement including, but not limited to, Section 5.3, in such event the Parties shall first, prior to proceeding under Section 15.3, try to settle such dispute amicably among themselves by referring such dispute, controversy or claim (a “Dispute”) to the Parties’ respective chief executive officers, or any other executive officer designated by such chief executive officer (the “Executive Officers”).  A dispute shall be referred to such Executive Officers upon one Party providing the other Party with written notice of referral of such Dispute to the Executive Officers.   The Parties agree to attempt to resolve such Dispute through good faith discussions.  If the Executive Officers fail to come to consensus on such Dispute within twenty (20) days of receipt of such written notice then either Party is free to initiate the dispute resolution procedures set forth in Section 15.3.

15.3 Injunctive Relief.Notwithstanding anything contained in Section 15, either Party may seek preliminary or injunctive measures or relief in any competent court having jurisdiction.
SECTION 16.	MISCELLANEOUS.

16.1 Assignment.  Neither Party may assign or transfer this Agreement without the prior written consent of the other Party.  Notwithstanding the foregoing, either Party may assign this Agreement, without the other Party’s consent, (a) to an Affiliate of such Party, (b) to any purchaser of all or substantially all of such Party’s stock or assets, or the stock or assets to which this Agreement relates, or (c) to any successor, by way of merger, consolidation or similar transaction.  Either Party may also assign this Agreement to its Affiliate; provided, that in the case of Supplier, the assignee has manufacturing resources and capabilities at least as substantial as Supplier and does not manufacture a product competitive to the Product. Any successor in interest of a Party shall assume all obligations under this Agreement including, in the case of a successor in interest to Supplier, the obligation to utilize the Facility in the performance of the Manufacturing Services.  Subject to the foregoing, this Agreement will be binding upon, enforceable by, and inure to the benefit of the Parties and their respective successors and assigns.

16.2 Force Majeure.  No Party shall be responsible for a failure or delay in performance of any of the obligations hereunder due to any fire, flood, earthquake, explosion, storm, blockage, embargo, war, acts of war (whether war be declared or not), terrorism, insurrection, riot, civil commotion, strike, lockout or other labor disturbance, failure of public

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utilities or common carriers, act of God or act, omission or delay in acting by any governmental authority (such events being defined as “Force Majeure Event”); provided, that the Party seeking relief from its obligations advises the other Party forthwith of the Force Majeure Event. A Party whose performance of obligations has been delayed by Force Majeure Event shall use commercially reasonable efforts to overcome the effect of the Force Majeure Event as soon as possible. If a Force Majeure Event delays Supplier’s delivery of Product, Supplier shall be entitled to a day-for-day extension of any deadlines set forth in the applicable Purchase Order for so long as Supplier’s performance or delivery is delayed. The other Party will have no right to demand indemnity for damage or assert a breach against such Party, provided,  however, that if the event of Force Majeure Event preventing performance shall continue for more than six (6) months and such underlying cause would not also prevent other parties from performing such obligations, then the Party not subject to the event of Force Majeure Event may terminate this Agreement with a written notice to the other Party without any liability hereunder, except the obligation to make payments due to such date and any obligations surviving under Section 10.5.

16.3 Severability.  If any term or provision of this Agreement is for any reason held by a proper authority to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other term or provision hereof, and each such invalid, illegal or unenforceable term or provision will be changed and interpreted so as to be valid, legal and enforceable, and as similar in terms to such invalid, illegal or unenforceable provision as may be possible while giving effect to the benefits and burdens for which the Parties have bargained hereunder.

16.4 Entire Agreement; Amendments.  This Agreement (together with all Purchase Orders and the Quality Agreement) constitutes the entire agreement between the Parties concerning the subject matter hereof and, as of the Effective Date, supersedes all written or oral prior agreements or understandings with respect thereto.  No amendment or modification to this Agreement will be effective unless it is in writing and signed by authorized representatives of both Parties to this Agreement.

16.5 Waiver.  No waiver by a Party of any right hereunder or failure to enforce a breach of any of the terms of this Agreement will be valid unless in writing and signed by an authorized representative of each Party hereto.  Failure by either Party to enforce any rights under this Agreement will not be construed as a waiver of such rights, nor will a waiver by either Party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

16.6 Appendices. All exhibits referenced herein are hereby made a part of this Agreement.

16.7 Counterparts.  This Agreement may be executed in any number of separate counterparts, including .pdf versions, each of which will be deemed to be an original, but which together will constitute one and the same instrument.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.8 Public Announcements.  Except as otherwise set forth in Section 11.4, neither Party will issue or make any public announcement, press release or other public disclosure regarding this Agreement or its subject matter without the other Party’s prior written consent, unless such disclosure is consistent with a disclosure previously approved by the other Party under this Section and such consent permitted such further disclosures without further review.  In the event a Party is required to make a public disclosure by law or the rules of a stock exchange on which its securities are listed for which consent is necessary under the preceding sentence, if permitted by Applicable Law, such Party will use commercially reasonable efforts to submit the proposed disclosure in writing to the other Party for such Party’s prior written consent which such consent shall not be unreasonable withheld, delayed or conditioned.  In the event no objection is made to a required disclosure submitted by one Party to the other Party under the preceding sentence within five (5) business days of a written request and receipt of such request was acknowledged in writing by the other Party or confirmed in another manner, written consent will be deemed to have been given.

16.9 Relationships.  The relationship between the Parties to this Agreement is that of independent contractors and nothing herein will be deemed to constitute the relationship of partners, joint ventures, nor of principal and agent between Supplier and TESARO.  Neither Party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract or undertaking with any Third Party.

16.10 Headings. The headings in this Agreement are for convenience of reference only and will not affect its interpretation.

16.11 Definitional and Interpretative Provisions.  Unless a clear contrary intention appears, (a) the words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement (b) whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import,  (c) the word “or” is used in the inclusive sense (and/or), (d) “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form, (e) the singular includes the plural and vice versa, and (f) reference to any document, law, or policy means such document, law or policy as amended from time to time.

* * * * *

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives on the later day and year written below.

TESARO Bio GmbHCorden Pharma Colorado, Inc.

By:/s/ Orlando OliveiraBy:/s/ Brian J. McCudden

Name:    Orlando OliveiraName:   Brian J. McCudden

Title:   SVP & GM, InternationalTitle: President and CEO

December 15, 2016

EXHIBIT A

to

Commercial Supply Agreement

dated December 15, 2016

between

Corden Pharma Colorado, Inc.

and

TESARO Bio GmbH

FACILITIES

EXHIBIT B

to

Commercial Supply Agreement

dated December 15, 2016

between

Corden Pharma Colorado, Inc.

and

TESARO Bio GmbH

PRODUCT

Niraparib API

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

to

Commercial Supply Agreement

dated December 15, 2016

between

Corden Pharma Colorado, Inc.

and

TESARO Bio GmbH

PRODUCT SPECIFICATIONS

Test Attribute	Method[1]	Acceptance Criteria
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

1Metrics Contract Services method numbers

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

to

Commercial Supply Agreement

dated December 15, 2016

between

Corden Pharma Colorado, Inc.

and

TESARO Bio GmbH

TESARO-SUPPLIED COMPONENTS

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

to

Commercial Supply Agreement

dated December 15, 2016

between

Corden Pharma Colorado, Inc.

and

TESARO Bio GmbH

COMPONENTS

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F

to

Commercial Supply Agreement

dated December 15, 2016

between

Corden Pharma Colorado, Inc.

and

TESARO Bio GmbH

SUPPLY PRICE

[***]	[***]
[***]	[***]

9123174_4

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.